UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 20, 2009

Lattice Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-18032	93-0835214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 N. E. Moore Court

Hillsboro, Oregon 97124-6421

(Address of principal executive offices, including zip code)

(503) 268-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 23, 2009, Lattice Semiconductor Corporation (the “Company”) issued a press release announcing the Company’s financial results for the second quarter ended July 4, 2009. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On July 20, 2009, the Board of Directors of the “Company” adopted a restructuring plan (the “2009 restructuring plan”). In connection with the 2009 restructuring plan, the Company will reduce its headcount by approximately 64 employees, representing approximately 8 percent of the Company’s workforce. The restructuring is expected to result in a quarterly cost reduction of approximately $1.5 million, commencing with the fourth quarter of this year.

The Company expects to record a restructuring charge of severance and related costs estimated to be approximately $1.2 million in the third quarter of 2009. The 2009 restructuring plan will be substantially completed in the fourth quarter of 2009.

On July 23, 2009, the Company issued a press release regarding the announcing the Company’s financial results for the second quarter ended July 4, 2009 that included information regarding the 2009 restructuring plan. A copy of the press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed or furnished herewith:

99.1	Press release, dated July 23, 2009, entitled “Lattice Semiconductor Reports Second Quarter 2009 Financial Results” (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LATTICE SEMICONDUCTOR CORPORATION

Date: July 23, 2009	By:	/s/ Michael G. Potter
Michael G. Potter
Corporate Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 23, 2009, entitled “Lattice Semiconductor Reports Second Quarter 2009 Financial Results” (furnished herewith).